UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 5, 2020

ADAMIS PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 300 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMP	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As disclosed in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020, commencing April 1, 2020, Adamis Pharmaceuticals Corporation (the “Company”) transitioned reporting from one reportable segment to two reportable segments. The Company is filing this Current Report on Form 8-K to provide a reissued presentation of its consolidated financial statements filed with the Securities and Exchange Commission (“SEC”) in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, filed on March 30, 2020 (the “2019 Form 10-K”), to reflect changes in the Company's reporting segments which took effect during the second quarter of 2020. The consolidated financial statements and related footnotes, including prior year financial information, filed as Exhibits to this Report and incorporated by reference herein are presented to reflect the change in reportable segments.

Attached as Exhibit 99.1, which is incorporated herein by reference, are the reissued consolidated financial statements and revised notes to the consolidated financial statements, as well as the Report of Independent Registered Public Accounting Firm on the consolidated financial statements, which is unchanged from the 2019 Form 10-K, other than the dual date to reflect the reissuance. Only the following notes have been revised and updated from their previous presentation to reflect the Company's two reporting segments: new Note 20 - Segment Information.

Similarly, the Management's Discussion and Analysis of Financial Condition and Results of Operations portion of the 2019 Form 10-K has been revised from its previous presentation to reflect the Company's two reporting segments. The revised presentation is attached as Exhibit 99.2 and is incorporated herein by reference.

The change in reportable segments had no impact on the Company's historical consolidated financial position, results of operations or cash flows, as reflected in the reissued consolidated financial statements contained in Exhibit 99.1 to this Form 8-K. The reissued consolidated financial statements do not represent a restatement of previously issued consolidated financial statements.

Other than to reflect the change in reportable segments as discussed above, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations item contained in the 2019 Form 10-K, or any other portion of the 2019 Form 10-K, for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than to reflect the change in reportable segments described above, and no attempt has been made in this Form 8-K, and it should not be read, to modify or update disclosures as presented in the 2019 Form 10-K to reflect events or occurrences after the date of the filing of the 2019 Form 10-K. The reissued financial statements included in the Exhibits hereto do not reclassify or restate the Company’s previously reported consolidated financial statements for any period, and all other information in the 2019 Form 10-K remains unchanged and has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2019 Form 10-K with the SEC. Therefore, this Form 8-K (including Exhibits 99.1 and 99.2 hereto) should be read in conjunction with the 2019 Form 10-K and the Company's filings made with the SEC subsequent to the filing of the 2019 Form 10-K, including our Quarterly Reports on Form 10-Q for the first and second quarter of 2020.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Financial Statements from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, revised solely to reflect the change in segment reporting.
99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, revised solely to reflect the change in segment reporting.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated: October 5, 2020	By:	/s/ Robert O. Hopkins
	Name:	Robert O. Hopkins
	Title:	Chief Financial Officer